INTANGIBLE ASSETS (Tables)	9 Months Ended
Sep. 30, 2022
INTANGIBLE ASSETS
Schedule of intangible assets

	September 30,	December 31,
	2022	2021
Acquired technology – Polytherapeutics	$40,433	$40,433
Technology license – Skinvisible	1,000,000	1,000,000
Total cost	1,040,433	1,040,433
Accumulated amortization	(309,861)	(231,829)
Net book value	$730,572	$808,604